UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re SWIFT ENERGY COMPANY, et al., Debtors.	: : : : : : :	Chapter 11 Case No. 15-12670 (MFW) (Jointly Administered)

NOTICE OF FILING OF DEBTOR-IN-POSSESSION
FINANCING SYNDICATION PROCEDURES
PLEASE TAKE NOTICE THAT on December 31, 2015 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”) filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§101-1532 (the “Bankruptcy Code”).
PLEASE TAKE FURTHER NOTICE THAT on January 5, 2016, the Court entered the Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing on a Super-Priority, Secured Basis and (B) Use Cash Collateral, (II) Granting (A) Liens and Super-Priority Claims and (B) Adequate Protection to Certain Prepetition Lenders, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief (the “Interim DIP Order”).
PLEASE TAKE FURTHER NOTICE THAT pursuant to the Interim DIP Order, the Debtors entered into that certain Debtor-in-Possession Credit Agreement dated as of January 6, 2016, among Swift Energy Company, as borrower, Cantor Fitzgerald Securities, as administrative agent and the lenders signatory thereto (the “DIP Credit Agreement” and the credit facility provided thereunder, the “DIP Facility”). Pursuant to section 9.1 of the DIP Credit Agreement, certain holders of the Debtors’ (a) 7-1/8% senior unsecured notes due on June 1, 2017, (b) 8-7/8% senior unsecured notes due on January 15, 2020 and (c) 7-7/8% senior unsecured notes due on March 1, 2022 are being afforded the opportunity to subscribe to provide financing under the DIP Facility in accordance with the terms set forth in the syndication procedures attached hereto as Exhibit A (the Syndication Procedures”) by no later than 5:00 p.m. prevailing Eastern Time on January 25, 2016.
PLEASE TAKE FURTHER NOTICE THAT the DIP Facility has only been approved on an interim basis. The Court will hold a hearing to consider approving the DIP Facility on a final basis on February 1, 2016 at 11:30 a.m. prevailing Eastern Time.
PLEASE TAKE FURTHER NOTICE THAT the information set forth herein is being provided for notice purposes only and any questions in connection with the Syndication Procedures should be addressed as follows:

1

Kurtzman Carson Consultants LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Telephone: (877) 833-4150
swiftenergydip@kccllc.com

Dated: January 11, 2016 Wilmington, Delaware
Respectfully submitted,

 /s/ Daniel J. DeFranceschi
Daniel J. DeFranceschi (DE 2732)
Zachary I. Shapiro (DE 5103)
Brendan J. Schlauch (DE 6115)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701

-and-

Gregory M. Gordon (TX 08435300)
JONES DAY
2727 N. Harwood Street
Dallas, Texas 75201
Telephone: (214) 220-3939
Facsimile: (214) 969-5100

Thomas A. Howley (TX 24010115)
Paul M. Green (TX 24059854)
JONES DAY
717 Texas, Suite 3300
Houston, Texas 77002
Telephone: (832) 239-3939
Facsimile: (832) 239-3600

PROPOSED ATTORNEYS FOR DEBTORS AND DEBTORS IN POSSESSION

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EXHIBIT A

SWIFT ENERGY COMPANY (THE “COMPANY”)
SYNDICATION PROCEDURES

1.
This is a notification of the syndication procedures with respect to participation as a lender in the Company’s DIP Facility. Commencing on January 11, 2016, (A) each Eligible Holder (as defined below) that is a Noteholder shall have the opportunity (the “Opportunity”) to commit to purchase up to its respective pro rata portion of the Loans and Facility Amount of the Backstop Lenders, in each case subject in all respects to the terms and conditions of these syndication procedures and the applicable subscription documents.

2.
For purposes hereof, an “Eligible Holder” is defined as each person or entity that is (i) unless otherwise mutually agreed between the Company and the Backstop Lenders (through their counsel), either (A) a qualified institutional buyer (a “QIB”), as such term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (B) an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act or an entity in which all of the equity investors are such institutional accredited investors (an “IAI”), (ii) a beneficial owner of Existing Senior Notes on January 8, 2016 (the “Record Date”), (iii) not the Borrower or an Affiliate of the Borrower and (iv) not a Backstop Lender.

3.
The Debtors will commence the syndication process by (A) filing a Form 8-K with the SEC announcing the commencement of and briefly describing the syndication process and directing interested Eligible Holders to Kurtzman Carson Consultants LLC (the “Information Agent”) and, (B) using reasonable efforts to send the relevant subscription documents using such delivery method reasonably satisfactory to the Backstop Lenders and the Debtors to as many Eligible Holders as is reasonably practicable under the circumstances. If you are an Eligible Holder interested in participating in the DIP Facility, you must obtain copies of the relevant subscription documents, if you do not have them already. The subscription documents include a Subscription Form (together with instructions), an assignment agreement to the DIP Credit Agreement, a Joinder to the RSA, and such other documents as the Administrative Agent may reasonably require. Copies of the relevant subscription documents may be obtained by contacting the Information Agent, Kurtzman Carson Consultants LLC at Swift Energy DIP Syndication, c/o KCC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, Telephone: (877) 833-4150, Email: swiftenergydip@kccllc.com.

4.
The syndication process will expire at 5:00 p.m., New York City Time, on Monday, January 25, 2016, unless extended earlier or terminated (the “Expiration Time”), in accordance with the applicable subscription documents, and which extension will be made by public announcement by the Debtors in a press release or Form 8-K.

5.
To participate in the Opportunity, Eligible Holders must (i) complete and execute the subscription documents provided by the Information Agent, including a Subscription Form, an assignment agreement to the DIP Credit Agreement and Joinder to the RSA, and such other documents as the Administrative Agent may reasonably require, (ii) deliver such subscription documents to Information Agent on or before the Expiration Time and (iii) cause the amount of the financing (as provided in the relevant subscription documents), if any, to be funded by such Eligible Holder (as notified to such Eligible Holder by the Administrative Agent after the Expiration Time) by wire transfer of immediately available federal funds to the escrow account established by the Administrative Agent for the DIP Facility. Eligible Holders that do not to return the applicable subscription documents to the Information Agent by the Expiration Time and send by wire their proposed amount of funding to the escrow account by 5:00 p.m., New York City Time, on Wednesday, January 27, 2016 will not be permitted to participate as lenders in the DIP Financing.

6.
The Information Agent shall promptly notify the Administrative Agent of its receipt of subscription documents and shall deliver the final syndication list to the applicable Backstop Lenders and the Company promptly after the Expiration Time.

7.
All notices and other communications required to be delivered to the Information Agent pursuant to these syndication procedures shall be made in writing, or by any telecommunication device capable of creating a written record, and addressed as follows:

Swift Energy DIP Syndication
c/o Kurtzman Carson Consultants LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Telephone: (877) 833-4150
swiftenergydip@kccllc.com

8.
If the Bankruptcy Court does not enter the Final Order, the DIP Credit Agreement terminates prior to the Final Order Funding Availability Date or the syndication process is terminated for any reason, the subscription documents submitted by participating Eligible Holders will terminate and the Administrative Agent will immediately return by wire funds transferred by such Eligible Holders to the escrow account.

9.
Upon the entry of the Final Order and satisfaction of any conditions precedent in the DIP Credit Agreement (or waiver in accordance with the terms thereof), the Administrative Agent will disburse the funds in the escrow account funded by participating Eligible Holders to the Backstop Lenders, in accordance with the terms of the DIP Credit Agreement and other relevant documentation relating to the DIP Facility, and record the Loans in a register for the DIP Facility. On the Final Order Funding Availability Date and the Third Borrowing Funding Availability Date, respectively, the Administrative Agent, on behalf of the Company, will pay to each participating Eligible Holder an aggregate amount equal to 3% of the aggregate amount of such Eligible Holder’s Facility Amount that becomes available on the Final Order Funding Availability Date and the Third Borrowing Funding Availability Date, respectively (after giving effect to the syndication), pursuant to the terms of the DIP Credit Agreement.

10.
The Bankruptcy Court has not reviewed or approved the financial or diligence information with respect to the Debtors or these procedures being provided to the Eligible Holders in connection with this syndication, and all rights of such Eligible Holders with respect to any such information are preserved.